NUVEEN DIVIDEND VALUE FUND

SUPPLEMENT DATED MARCH 19, 2019

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2019

Effective immediately, Derek M. Sadowsky is no longer a portfolio manager for Nuveen Dividend Value Fund and Evan F. Staples is added as a portfolio manager for the fund. David A. Chalupnik will continue to serve as a portfolio manager for the fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-DVS-0319P